U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 9, 2006

                           NEOMEDIA TECHNOLOGIES, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     0-21743                   36-3680347
      -------------------        -------------------       -------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
       Incorporation)                                        Identification No.)

2201 SECOND STREET, SUITE 600,
      FORT MYERS, FLORIDA                                           33901
      -------------------                                  -------------------
(Address of Principal Executive                                   (Zip Code)
           Offices)

                                  (239) - 337-3434
                                 -------------------
                               (Registrant's Telephone
                             Number, including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT



ACQUISITION OF MOBOT, INC.

      On February 9, 2006, NeoMedia Technologies, Inc. ("NeoMedia) and Mobot, Inc. (www.mobot.com) ("Mobot") signed a definitive merger agreement (the "Agreement") under which NeoMedia acquired all of the outstanding shares of Mobot in exchange for $3,500,000 cash and $6,500,000 in shares of NeoMedia common stock. The $6,500,000 cash portion of the purchase price is represented by 16,931,493 shares of NeoMedia common stock, calculated by dividing $6,500,000 by the volume-weighted average closing price of NeoMedia common stock for the ten day up to and including February 8, 2006.

      Closing is scheduled to occur on February 16, 2006, or at another date as agreed by NeoMedia and Mobot. Cash and shares certificates will be exchanged, and the merger will become effective, at the closing.

      Mobot is a pioneer in visual search and recognition technology designed to make marketing effective and innovative using mobile devices. Launched in 2004 to help companies cultivate rewarding relationships with the world's 1.5 billion mobile phone users, Mobot gives marketers, content providers and carriers the tools to make it easy for any consumer with a camera phone to interact with their offerings.

      The Agreement is attached hereto as exhibit 16.1. On February 9, 2006, NeoMedia issued a press release with respect to the Agreement, attached hereto as Exhibit 16.2.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NeoMedia Technologies, Inc.
                                          ---------------------------
                                          (Registrant)


Date: February 9, 2006                    By: /s/ Charles T. Jensen
      ----------------                    ----------------------------------
                                          Charles T. Jensen, President,
                                          Chief Executive Officer and Director



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



                                  EXHIBIT INDEX

   EXHIBIT NO.     DESCRIPTION
   -----------     -----------
      16.1         Definitive Merger Agreement between NeoMedia and Mobot
      16.2         Press release dated February 9, 2006




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